UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________________________________________________________________________

FORM 8-K
________________________________________________________________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
September 9, 2014
________________________________________________________________________________________________________________________
Delphi Automotive PLC
(Exact name of registrant as specified in its charter)
________________________________________________________________________________________________________________________

Jersey	001-35346	98-1029562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Courteney Road Hoath Way Gillingham, Kent ME8 0RU United Kingdom
(Address of Principal Executive Offices)(Zip Code)
(Registrant’s Telephone Number, Including Area Code) 011-44-163-423-4422
(Former Name or Former Address, if Changed Since Last Report) N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 9, 2014, Delphi Automotive PLC (the “Company”) issued a press release announcing Rodney O’Neal’s decision to retire, effective March 1, 2015, as Chief Executive Officer and President of the Company and a member of the Company’s Board of Directors (the “Board”). Mr. O’Neal will serve through the end of 2015 as an advisor to the Company. Also effective March 1, 2015, Kevin P. Clark, currently Executive Vice President and Chief Financial Officer of the Company, will assume the position of Chief Executive Officer and President of the Company. As part of his transition to the Chief Executive Officer role, effective October 1, 2014, Mr. Clark will be promoted to Chief Operating Officer of the Company. Replacing Mr. Clark in his Chief Financial Officer role will be Mark J. Murphy, who will be joining the Company as its Chief Financial Officer and Executive Vice President, effective October 1, 2014.

Mr. Clark, 52, was named Chief Financial Officer and Executive Vice President of the Company in February 2013. He was previously Chief Financial Officer and Senior Vice President since February 2012. He was appointed Chief Financial Officer and Vice President in July 2010. Previously, Mr. Clark was a founding partner of Liberty Lane Partners, LLC, a private-equity investment firm focused on building and improving middle-market companies. Prior to Liberty Lane Partners, Mr. Clark served as the Chief Financial Officer of Fisher-Scientific International Inc. (“Fisher-Scientific”), a manufacturer, distributor and service provider to the global healthcare market. Mr. Clark served as Fisher-Scientific’s Chief Financial Officer from its initial public offering in 2001 through the completion of its merger with Thermo Electron Corporation in 2006. Prior to becoming Chief Financial Officer, Mr. Clark served as Fisher-Scientific’s Corporate Controller and Treasurer.

Mr. Clark has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In light of Mr. Clark’s new responsibilities, the Compensation and Human Resources Committee of the Board approved the following compensation arrangements for Mr. Clark as Chief Operating Officer, effective October 1, 2014:

•	Annual base salary of $900,000

•	Annual bonus target of 125% of base salary

•	A long-term incentive award with a target value of $1,500,000 in the form of 25% time-vesting and 75% performance-vesting restricted stock units

•
The terms and conditions of Mr. Clark's employment and compensation, including the application of his existing post-service covenants, including non-compete and non-solicitation provisions, will continue to apply.

Mr. Murphy, 47, most recently served as President of Praxair, Inc.’s U.S. Industrial Gases business. He joined Praxair in 2000 as Manager, Corporate and Project Finance and held financial positions in corporate treasury and Praxair Electronics before being named Managing Director of Electronics Components Services in 2005. The following year, he became Director of Finance for Praxair Asia, based in Shanghai, responsible for finance, human resources and information technology. He was named President of Praxair Electronics in 2008, with global responsibility for products and technologies supplied to the semiconductor, flat-panel display, LED and photovoltaic industries. In 2010, he was appointed Vice President and Controller of Praxair. In 2011, Mr. Murphy joined MEMC Electronic Materials, an electronics materials producer and solar energy project developer, as Senior Vice President and Chief Financial Officer. Mr. Murphy resigned from MEMC to rejoin Praxair as President, Surface Technologies and Electronic Materials in 2012.

Mr. Murphy has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company entered into a letter agreement with Mr. Murphy (the “Offer Letter”), establishing his compensation and benefits as Chief Financial Officer and Executive Vice President and as summarized below:

•	Annual base salary of $685,000

•	Annual bonus target of 100% of base salary

•
Long-term incentive awards with a target value of $2,000,000 in the form of 25% time-vesting and 75% performance-vesting restricted stock units, to be granted annually, on terms consistent with the Company’s Long Term Incentive Plan, including non-compete and non-solicitation covenants

•
A one-time equity award valued at $2,000,000 in the form of 25% time-vesting and 75% performance-vesting restricted stock units, to be granted in October 2014, on terms consistent with the Company’s Long Term Incentive Plan

•
A sign-on bonus of $1,250,000, to be paid in installments of $750,000 in Mr. Murphy’s first paycheck from the Company and $500,000 in April 2015, each subject to repayment if Mr. Murphy voluntarily terminates his employment for any reason within 12 months of receipt of payment

•	Relocation benefits.

The foregoing description of the Offer Letter is qualified in its entirety by reference to the full text of the Offer Letter, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference.

Mr. O’Neal will receive a one-time Transition and Advisory Services equity award valued at $2,000,000 in the form of time-vesting restricted stock units, to be granted in February 2015 and vesting on December 31, 2015, on terms consistent with his existing non-compete and non-solicitation covenants under the Company’s Long Term Incentive Plan.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit
Number	Description

10.1	Offer Letter for Mark J. Murphy, dated September 3, 2014

99.1	Press Release, dated September 9, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 9, 2014	DELPHI AUTOMOTIVE PLC

		By:	/s/ David M. Sherbin
David M. Sherbin
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Offer Letter for Mark J. Murphy, dated September 3, 2014

99.1	Press Release, dated September 9, 2014